SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest event Reported): January 11, 2005
                                                        (January 10, 2005)

                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            New York                      0-30183                13-4025362
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
 Incorporation or Organization)                              Identification No.)

                                  8/F East Area
                    Century Golden Resources Business Center
                                 69 Banjing Road
                                Haidian District
                       Beijing, People's Republic of China
                                     100089

         --------------------------------------------------------------
                     Address of Principal Executive Offices
                                    Zip Code

                                +86-10-884-52568
         --------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective as of January 10, 2005, Minghua Group International Holdings Limited (the "Company") formally engaged Child, Sullivan & Company as its principal independent auditor to audit the financial statements of the Company for the year ending December 31, 2004 and simultaneously the Company dismissed Livingston, Wachtell & Co., LLP (the "Former Auditor").

         The report of the Former Auditor for the fiscal year ended December 31, 2003 contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. However, the former principal accountants' report of the financial statements for the fiscal year ended December 31, 2003 did contain a going concern comment in respect of the Company's recurring losses from operations and net capital deficiency. The Former Auditor did not act as the Company's independent auditor for the fiscal year ended December 31, 2002.

         The decision to change accountants was recommended, authorized and approved by the board of directors of the Company.

         There were no disagreements with the Former Auditors, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         Child, Sullivan & Company did not advise the Company with respect to any of the matters described in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-B.

         The Company has requested the Former Auditor to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated January 10, 2005, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

C.       Exhibits.

16.1     Letter re change in certifying accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 11, 2005

                                    MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED


                                    By: /s/ Chang-de Li
                                        ---------------------------------------
                                        Chang-de Li
                                        Interim Chief Executive Officer